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                               FIRST EAGLE FUNDS

                            FIRST EAGLE GLOBAL FUND
                           FIRST EAGLE OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                             FIRST EAGLE GOLD FUND
                          FIRST EAGLE FUND OF AMERICA

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                        SUPPLEMENT DATED AUGUST 1, 2005
                       TO PROSPECTUS DATED MARCH 1, 2005

    This Supplement is intended to highlight certain important changes to the First Eagle Funds' Prospectus dated March 1, 2005. Please review these matters carefully.

          FIRST EAGLE FUND OF AMERICA CLASS Y CLOSING TO NEW INVESTORS

    Effective at the close of business on Wednesday, August 31, 2005, Class Y of the First Eagle Fund of America will close to new investors.

    Existing Class Y shareholders will continue to be able to purchase shares in their existing accounts, but will not be permitted to open new accounts. Others interested in making a new investment in Class Y shares of First Eagle Fund of America after August 31, 2005, including shareholders in other First Eagle Funds and shareholders of other classes of the First Eagle Fund of America, will no longer be permitted to open new Class Y accounts by way of exchange, transfer or purchase. Purchases of Class A and Class C shares of the First Eagle Fund of America will not be affected by the Class Y closure, and shares of those two classes may continue to be purchased by new investors. Purchase procedures

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relating to Class A and Class C shares, including information about sales loads, are described in the Prospectus.

    Limited exceptions to the First Eagle Fund of America Class Y closure will be made for certain employee benefit plans or mutual fund 'wrap' account platforms that hold Class Y shares on August 31, 2005. These plans or platforms may continue to purchase Class Y shares in the ordinary course of the plan's or platform's operations, even for new participants.

    First Eagle Fund of America Class Y may reopen in the future subject to the discretion of the Board of Trustees.

                FIRST EAGLE FUND OF AMERICA CLASS A FINDER'S FEE

    Effective at the close of business on Wednesday, August 31, 2005, First Eagle Funds Distributors, as principal underwriter for all of the First Eagle Funds, may pay dealers of record finder's fee commissions in an amount up to 0.75% of purchases of Class A shares of the First Eagle Fund of America that were not previously subject to a front end sales charge or dealer commission paid by the investor.* These finder's fee commissions will be paid only with respect to purchases (i) aggregating (on a single trade date) $1 million or more by any 'person,' which term includes any account having the same mailing address or tax identification number; (ii) accounts with completed letters of intention of $1 million or more; and (iii) certain employer sponsored retirement plans investing through an omnibus account making any single purchase of Class A shares of the First Eagle Fund of America of $1 million or more. Subsequent purchases will need to aggregate $1 million or more to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).

    As such finder's fee commissions may also be paid under certain other circumstances, your dealer will advise you if any such commissions are paid with respect to your account. If you redeem any shares as to which such a finder's fee commission was paid within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the 'Class A

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* Dealers should call the Distributor at (800) 747-2008 to discuss the further terms that apply to this commission.

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contingent deferred sales charge') may be deducted from the redemption proceeds.
The Class A contingent deferred sales charge may be up to, but will not exceed, 0.75% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions), or (ii) the original net asset value of the redeemed shares. If you are investing through a retirement plan, you may wish to contact your plan administrator to discuss whether such a finder's fee commission has been charged against the plan, as these plans may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of their purchase.

    In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, will be redeemed first. Other shares will then be redeemed in the order in which you purchased them.

    The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charges will apply.

    The Class A contingent deferred sales charge will be in addition to any applicable redemption fee described in the Prospectus under 'Once You Become a Shareholder -- Redemption Fee.'

                 CLASS I SHARES_--_GLOBAL FUND, OVERSEAS FUND,
                         U.S. VALUE FUND AND GOLD FUND

    Under the heading 'Purchases Through Dealers' on page 32 of the Prospectus, the sentence that describes sales of Class I shares is removed and, effective immediately, replaced in its entirety as follows:

        Class I shares of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund are sold principally to investors purchasing through a fee-based program with their investment adviser or broker-dealer, through a 401(k) Plan in which they participate, or, for certain

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    institutional investors, through direct purchases from the Distributor in quantities of $1 million or more.

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    The information contained in this Supplement modifies the First Eagle Funds'
Prospectus dated March 1, 2005. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled 'About Your Investment -- How to Purchase Shares', 'About Your
Investment -- Public Offering Price of Class A Shares' and 'Once You Become a Shareholder -- Exchanging Your Shares'. As described more fully in the Prospectus, investing in any of the First Eagle Funds involves risks, including the loss of principal.